Exhibit 10.2

                               AMENDMENT NO. 2 TO
                          EMPLOYMENT AGREEMENT BETWEEN
                                   CNS, INC.
                                      AND
                                DANIEL E. COHEN


         This Agreement, made and entered into in the City of Minneapolis, State of Minnesota, as of the 1st day of January, 1994, is by and between CNS, Inc., a Delaware corporation (the "Corporation"), and Daniel E. Cohen ("Employee").

         WHEREAS, the Corporation and Employee are parties to that certain Employment Agreement dated as of February 13, 1984 as amended on February 7, 1991 (the "Employment Agreement").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that
Section 4.1 of the Employment Agreement be amended to read as follows:

         4.1 The Corporation agrees to pay Employee a salary of One Hundred Fifteen Thousand Six Hundred Dollars ($115,600) per year payable bi-weekly.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                            CNS, INC.



                                            By /s/ Richard E. Jahnke
                                               Richard E. Jahnke, President


                                               /s/ Daniel E. Cohen
                                               Daniel E. Cohen, M.D.